Filed pursuant to Rule 497
File No.333-157217

Supplement dated June 16, 2009
to
Prospectus dated June 11, 2009

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Keating Capital, Inc. dated June 11, 2009.

You should carefully consider the “Risk Factors” beginning on page 22 of the Prospectus before you decide to invest.

This supplement adds the following text under the heading “Compensation of Executive Officers” on page 85 of the Prospectus.

We expect that the allocable portion of compensation for services rendered to us by our Chief Financial Officer and Chief Compliance Officer for the year ending 2009 will be approximately $165,000.  Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from year to year.  In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.

This supplement adds the following paragraph to page 123 of the Prospectus under the heading “Suitability Standards.”

New Jersey—Investors who reside in the state of New Jersey must have either (i) a liquid net worth of $250,000 and annual gross income of $100,000 or (ii) a liquid net worth of $500,000.  Additionally, a New Jersey investor’s total investment in us shall not exceed 10% of his liquid net worth.